       LEGG MASON
       -------------------------------------------------------------------------
       SPECIAL INVESTMENT TRUST, INC.

                                  ANNUAL REPORT TO SHAREHOLDERS
                                  March 31, 2002
                                  Primary Class


                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class shares of the Legg Mason Special Investment Trust, as of March 31, 2002:

                                                  Total Returns(A)
                                              ------------------------
                                              3 Months       12 Months
                                              --------       ---------
Special Investment Trust                       +5.90%        +15.48%
Lipper Mid-Cap Core Funds(B)                   +3.39%        +10.95%
Russell 2000 Index(C)                          +3.98%        +13.98%

  As the table indicates, Special Investment Trust's results were strong in both the three- and twelve-month periods. Beginning on page 3, Lisa Rapuano, the Fund's portfolio manager, discusses recent performance and the investment outlook. Detailed long-term investment results for the Fund are shown in the Portfolio Manager's Comments and in the Performance Information sections of this report.

  PricewaterhouseCoopers LLP, independent accountants for the Fund, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2002, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) Average of the 233 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.

                                                  John F. Curley, Jr.
                                                  Chairman

                                                  /S/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

April 30, 2002

Portfolio Manager's Comments

First Quarter 2002

Legg Mason Special Investment Trust, Inc.

  Cumulative results for the Fund and some comparative indices for the year ended March 31, 2002, were as follows:

                                        THREE                                                                SINCE
                                        MONTHS      1 YEAR       3 YEARS      5 YEARS       10 YEARS      INCEPTION(A)
----------------------------------------------------------------------------------------------------------------------
Special Investment Trust Primary Class  +5.90%      +15.48%      +22.12%      +103.88%      +266.92%         +712.88%

Lipper Mid-Cap Core Funds(B)            +3.39%      +10.95%      +40.23%       +84.06%      +256.28%         +683.95%
S&P 500 Stock Composite Index(C)        +0.23%       +0.21%       -7.43%       +62.30%      +247.15%         +720.38%
Russell 2000 Index(D)                   +3.98%      +13.98%      +32.50%       +57.59%      +187.50%         +409.10%
S&P Mid-Cap 400 Index(E)                +6.72%      +18.86%      +52.71%      +128.62%      +334.47%       +1,048.18%

---------------

Source: Lipper Inc.

  We had very strong results on both an absolute and relative basis over the last year, especially compared with the S&P 500 Index of larger companies, widely considered to be "the market." We also beat the Lipper average of our mid-cap core fund peers and the Russell 2000 Index of small companies. However, we trailed the S&P Mid-Cap 400 Index, which measures a group of medium-sized companies. Our quarterly results followed the same pattern, and our longer-term results remain solid.

  A year ago, we wrote to you about negative returns across all market indices and a general market environment that universally hated technology and favored ONLY old-fashioned value stocks. These past twelve months remained weak in the larger-cap names, specifically in large-cap technology, but saw significant recovery in small- and medium-sized companies' stocks. On a sector basis, the pockets of good and bad were not nearly as well defined as last year.

  Our portfolio's individual stock performance was not dominated by any particular industry. The common theme once again, however, was that each of our top performers began the period at depressed valuations, and most were greatly disliked or misunderstood. Our best performer was Symantec, which happens to be a technology name, up 97.1%. Other top ten performers for the year included two

---------------

(A) The inception date of the Special Investment Trust Primary Class is December 30, 1985. Index returns are for periods beginning December 31, 1985.

(B) Average of the 233 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

(E) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

banks (Sovereign Bancorp, up 67.4%, and UnionBanCal, up 55.8%), the two positions in Amazon.com, with the common stock up 39.8% and the bonds up 62.9%, and a varied group of other companies like Mandalay Resorts, Ceridian, Caremark, Radian and Big Lots. This broad representation of sectors -- a little technology, a little financial, a little health care, a little consumer -- is typical of this broad, diverse, and volatile market environment. We believe that we will continue to see the market driven by individual stocks rather than any broad sector themes. We think that our company-by-company, research-intensive, focused stock selection process (as opposed to an index-oriented, weighting sensitive, broadly diversified type style) will be extremely well positioned for this type of environment.

  Another factor that drove our performance for the last year was a lack of significant disasters. Though we certainly had stocks that were down, none were large positions that really self-destructed. The worst performer for the year was CNET Networks, purchased in the first quarter of last year, down 51.0%, followed by AOL and Acxiom. All three of these companies are reliant on advertising or direct mail spending, which has been severely curtailed in this economic slowdown.

  As we look to the next year and beyond, we are (as usual) looking to uncover areas that may be mispriced. Because we believe the market is relatively efficient, we find that opportunities to buy companies at stock prices that severely understate the values of the underlying businesses over the long term are not frequent, but when we find them they usually occur at points of maximum pessimism. The common themes of our best performing stocks are usually that they began the period intensely out of favor, they or their industries were usually in the news (negatively) nearly every day, and as a result they had reached prices that were just too low. There are real institutional constraints for many investors that prohibit them from taking positions in these companies, viewed as "risky." One can imagine how a portfolio manager, after taking a position in something controversial that does not work out, may vow to himself never to have to try to explain something like that again to a board of directors or another constituency. Witness all the litigation threat, outrage, and "told-you-so" type attitude prevalent in the current environment because of Enron, Global Crossing and the bursting of the Internet bubble. It is because this institutional constraint exists, because human nature is to avoid controversy and because people tend to extrapolate current news flow into the future without trying to envision how things may change, that many stocks become extraordinarily undervalued when they are in the midst of turmoil. Not every stock that goes down precipitously becomes mispriced, but the areas that have the highest amount of negative sentiment are always a good hunting ground for potential mispricings. One will not always avoid the companies that turn out to really be as bad as they seem, but the returns available from the successful ones are very rewarding. We believe one of our competitive advantages is our willingness to analyze these distasteful names, since many other investors cannot, or will not, take the "risk" of owning the most controversial things. In our view, the perceived risk is often higher than the actual risk of a situation, if the valuation is low enough.

  One area of maximum pessimism in the market right now appears to us to be telecommunications. We are specifically enthusiastic about two companies that own so-called "new-age" networks that carry high speed data traffic. We have owned positions in Level 3 Communications and Broadwing for several quarters now, and we have added aggressively to both as their stock prices hit new lows.

  We strongly believe that the broadband sector of the telecom market is in a temporary maelstrom and not a permanent decline, and that these particular companies have their funding issues and balance sheets in order. We would note that we carefully selected these two from a myriad of similar companies, many of which went bankrupt. We looked at XO Communications, Williams, McLeod and Global Crossing, but passed on those. Our analysis of Broadwing and Level 3 is that they have superior business models, adequate funding, and very good management. These are qualities that will allow them to emerge as strong entities after the telecom disaster subsides, and their current stock prices reflect little differentiation between them and the truly bad companies in the sector. It is important to understand that in owning these companies we do not have to see them return to anything close to the expectations investors had for them at the peak of the hype, but that mere survival and viability will, we think, prove to be a positive that is not yet discounted appropriately in their stock prices.

  We purchased two new companies in the first calendar quarter, Nextel Communications and USA Interactive. Nextel has been a long-time holding in the large-cap-oriented Value Trust, but with the recent market action in all things telecom and all things with high financial leverage, Nextel's market cap has fallen to only $4 billion. We have analyzed the debt, liquidity, and funding situation and believe that the business is viable. We also firmly believe that Nextel's niche in wireless, as an enterprise provider with the only differentiated product in the market, is extremely valuable. We believe that on a per subscriber, Enterprise Value/Sales and Enterprise Value/EBITDA basis, Nextel's stock price seriously understates the value of the business.

  USA Interactive is not as obvious as a typical holding for us; it is one of the few names we are committing new capital to that is NOT at a multi-year low. Additionally, it is on the high side of our market cap spectrum. However, the strategic vision of CEO Barry Diller -- to build a one-of-a-kind e-commerce company -- is incredibly compelling. Diller has proven his ability to create value in the past, most recently with his sale of USA's entertainment assets to Vivendi for a wonderful price. We viewed this move as a critical event in the evolution of the company -- trading the highly valued, low growth, low return on asset entertainment businesses for the opportunity to build high growth, high return on asset interactive commerce businesses. Barry Diller is now armed with an arsenal of cash, a clear strategic vision, and many, many available assets for sale at fairly distressed prices. We believe the values of his operating businesses are mildly undervalued by the stock price, but that if one considers the opportunity and the strategic plan, the stock price does not reflect what we regard as a medium to high probability of success in this strategy. Should they succeed, USA will control a large percentage of e-commerce, with very high margins and a very efficient capital usage model. Under a variety of scenarios, the value creation potential provides significant appreciation opportunity.

  We are also enthusiastic about USA Interactive's policy on guidance, transparency and a focus on long-term economics. Two quarters ago, Barry Diller put out a press release about the danger of the game that many companies play with Wall Street -- that of managing guidance. The market is currently rife with abuses by companies in trying to present data to the world so that all positives are seen and all negatives are hidden. At best this practice is naive, and at worst it can become fraudulent. USA decided to stop giving guidance altogether, and instead to release their internal operating budgets. While the distinction may at first appear small, it is in fact very significant. By publishing the actual operating budgets by which they themselves are judged (and bonuses are awarded), the management lays themselves somewhat bare -- if they make the numbers it will not be simply because they managed our expectations to be "conservative," and then played games to pull out that last penny in earnings per share. USA's approach is an experiment, but given the value that we believe honesty, long-term focus and transparency should have in the marketplace, we believe it is an admirable example for any company.

  We thank you for your support again this year, and look forward to continuing our quest for excess returns. As always, we welcome your comments and questions.

                                                  Lisa O. Rapuano, CFA

April 22, 2002
DJIA 10136.4

Performance Information

Legg Mason Special Investment Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of March 31,
2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Total returns as of March 31, 2002, for the Value Line Geometric Average(A) ("Value Line") and S&P 500 Stock Composite Index(B) are shown in the table below (additional Fund performance is shown with the graph).

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  Total returns as of March 31, 2002, were as follows:

                                                        S&P 500
                              Special                    Stock
                             Investment   Value Line   Composite
                               Trust        Index        Index
----------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                   +15.48%      +2.42%       +0.21%
    Five Years                 +15.31%      +0.40%      +10.17%
    Ten Years                  +13.88%      +3.93%      +13.25%
    Life of Class(C)           +13.76%      +3.54%      +13.83%

Cumulative Total Return
  Primary Class:
    One Year                   +15.48%      +2.42%       +0.21%
    Five Years                +103.88%      +2.00%      +62.30%
    Ten Years                 +266.92%     +47.01%     +247.15%
    Life of Class(C)          +712.88%     +76.02%     +720.38%
----------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Special Investment Trust Primary Class inception date is December 30, 1985. Index returns are for periods beginning December 31, 1985.

Performance Comparison of a $10,000 Investment as of March 31, 2002

  The following graph compares the Fund's total returns to the Value Line and the S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

Legg Mason Special Investment Trust, Inc. -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            +15.48%           +15.48%
  Five Years         +103.88%           +15.31%
  Ten Years          +266.92%           +13.88%
  -------------------------------------------------

[INVESTMENT CHART]

                                               SPECIAL INVESTMENT TRUST -    STANDARD & POOR'S 500
                                                     PRIMARY CLASS           STOCK COMPOSITE INDEX           VALUE LINE INDEX
                                               --------------------------    ----------------------         -----------------
3/31/92                                                 10,000                       10,000                       10,000
                                                         9,409                       10,190                        9,576
                                                         9,428                       10,511                        9,596
                                                        11,094                       11,041                       10,366
3/31/93                                                 11,050                       11,523                       10,884
                                                        11,829                       11,579                       10,817
                                                        13,121                       11,878                       11,186
                                                        13,770                       12,154                       11,477
3/31/94                                                 13,410                       11,693                       11,072
                                                        12,417                       11,742                       10,685
                                                        13,039                       12,316                       11,190
                                                        11,970                       12,314                       10,787
3/31/95                                                 12,555                       13,513                       11,351
                                                        13,516                       14,803                       12,092
                                                        14,687                       15,979                       12,865
                                                        14,663                       16,941                       12,867
3/31/96                                                 16,129                       17,851                       13,408
                                                        17,015                       18,652                       13,771
                                                        17,428                       19,229                       13,849
                                                        18,864                       20,831                       14,589
3/31/97                                                 17,997                       21,390                       14,412
                                                        20,848                       25,126                       16,320
                                                        24,000                       27,006                       18,163
                                                        23,037                       27,781                       17,660
3/31/98                                                 25,714                       31,657                       19,432
                                                        25,495                       32,702                       18,529
                                                        20,272                       29,449                       14,896
                                                        28,407                       35,721                       16,992
3/31/99                                                 30,048                       37,502                       15,908
                                                        32,423                       40,144                       18,104
                                                        31,394                       37,637                       16,234
                                                        38,502                       43,237                       16,754
3/31/00                                                 38,627                       44,228                       16,662
                                                        35,978                       43,054                       15,853
                                                        36,976                       42,636                       16,319
                                                        33,881                       39,300                       15,294
3/31/01                                                 31,775                       34,641                       14,353
                                                        36,333                       36,669                       15,542
                                                        26,779                       31,283                       12,092
                                                        34,648                       34,635                       14,364
3/31/02                                                 36,692                       34,715                       14,701

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

     THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the year ended March 31, 2002(B)
-------------------------------------------------------
  1.    Symantec Corporation                  +97.1%
  2.    Sovereign Bancorp Inc.                +67.4%
  3.    Amazon.com, Inc., Cv., 4.75%, due
         2/1/09                               +62.9%
  4.    UnionBanCal Corporation               +55.8%
  5.    Ceridian Corporation                  +55.1%

Weak performers for the year ended March 31, 2002(B)
----------------------------------------------------
  1.   CNET Networks, Inc.                  -51.0%
  2.   Enterasys Networks, Inc.             -50.5%
  3.   AOL Time Warner Inc.                 -41.1%
  4.   Acxiom Corporation                   -17.9%
  5.   UnumProvident Corporation             -2.3%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

 Securities added during the 1st quarter 2002
----------------------------------------------
Nextel Communications, Inc.
USA Interactive

 Securities sold during the 1st quarter 2002
----------------------------------------------
Gateway, Inc.
Modis Professional Services, Inc.

Statement of Net Assets

March 31, 2002
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.6%

Consumer Discretionary -- 19.1%
 Hotels, Restaurants and Leisure -- 4.4%
 Mandalay Resort Group                                          3,600          $  110,520(A)
                                                                               ----------
 Internet and Catalog Retail -- 3.2%
 Amazon.com, Inc.                                               5,500              78,650(A)
                                                                               ----------
 Media -- 7.4%
 AOL Time Warner Inc.                                           1,673              39,567(A)
 USA Interactive                                                1,700              54,009(A)
 WPP Group plc                                                  8,027              91,674
                                                                               ----------
                                                                                  185,250
                                                                               ----------
 Multiline Retail -- 2.3%
 Big Lots, Inc.                                                 4,000              56,200(A)
                                                                               ----------
 Specialty Retail -- 1.8%
 The TJX Companies, Inc.                                        1,100              44,011
                                                                               ----------
Financials -- 24.6%
 Banks -- 7.0%
 Banknorth Group, Inc.                                          1,600              42,160
 Sovereign Bancorp Inc.                                         3,600              50,580
 UnionBanCal Corporation                                        1,859              81,811
                                                                               ----------
                                                                                  174,551
                                                                               ----------
 Diversified Financials -- 7.9%
 AmeriCredit Corp.                                              2,600              98,774(A)
 Providian Financial Corporation                               13,000              98,150
                                                                               ----------
                                                                                  196,924
                                                                               ----------
 Insurance -- 9.7%
 Radian Group Inc.                                              3,000             147,240
 UnumProvident Corporation                                      3,300              92,169
                                                                               ----------
                                                                                  239,409
                                                                               ----------
Health Care -- 13.1%
 Biotechnology -- 1.5%
 Cell Genesys, Inc.                                             2,100              35,595(A,B)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care Providers and Services -- 11.6%
 Anthem, Inc.                                                     920          $   52,941(A)
 Caremark Rx, Inc.                                              5,900             115,050(A)
 Wellpoint Health Networks Inc.                                 1,900             120,973(A)
                                                                               ----------
                                                                                  288,964
                                                                               ----------
Industrials -- 10.4%
 Commercial Services and Supplies -- 10.4%
 Ceridian Corporation                                           3,000              66,150(A)
 Manpower Inc.                                                  1,805              70,159
 Republic Services, Inc.                                        6,500             121,420(A)
                                                                               ----------
                                                                                  257,729
                                                                               ----------
Information Technology -- 20.7%
 Communications Equipment -- 5.0%
 Enterasys Networks, Inc.                                       9,400              39,762(A)
 Research In Motion Limited                                     2,000              55,540(A)
 Riverstone Networks, Inc.                                      4,721              28,324(A)
                                                                               ----------
                                                                                  123,626
                                                                               ----------
 Internet Software and Services -- 1.2%
 CNET Networks, Inc.                                            5,529              30,301(A)
                                                                               ----------
 IT Consulting and Services -- 6.3%
 Accenture Ltd.                                                 2,625              70,088(A)
 Acxiom Corporation                                             5,000              85,700(A,B)
                                                                               ----------
                                                                                  155,788
                                                                               ----------
 Software -- 8.2%
 Sybase, Inc.                                                   5,179              90,482(A,B)
 Symantec Corporation                                           2,760             113,756(A)
                                                                               ----------
                                                                                  204,238
                                                                               ----------
Telecommunication Services -- 6.4%
 Diversified Telecommunication Services -- 4.4%
 Broadwing Inc.                                                 8,900              62,211(A)
 Level 3 Communications, Inc.                                  13,500              48,060(A)
                                                                               ----------
                                                                                  110,271
                                                                               ----------
 Wireless Telecommunication Services -- 2.0%
 Nextel Communications, Inc.                                    9,200              49,496(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Utilities -- 2.3%
 Electric Utilities -- 2.3%
 Calpine Corporation                                            4,600          $   58,420(A)
                                                                               ----------
Total Common Stock and Equity Interests (Identified
 Cost -- $1,730,488)                                                            2,399,943
-----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.0%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                     $120,000              73,812
                                                                               ----------
Total Corporate and Other Bonds (Identified Cost -- $75,503)                       73,812
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.4%

J.P. Morgan Chase & Co.
 1.88%, dated 3/28/02, to be repurchased at $5,722 on
 4/1/02 (Collateral: $5,695 Federal Home Loan Bank notes,
 6.75%, due 8/15/02, value $5,839)                              5,721               5,721

Morgan Stanley Dean Witter & Co., Inc.
 1.88%, dated 3/28/02, to be repurchased at $5,722 on
 4/1/02 (Collateral: $5,625 Fannie Mae mortgage-backed
 securities, 7.5%, due 9/1/31, value $5,857)                    5,721               5,721
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $11,442)                           11,442
-----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $1,817,433)                     2,485,197
Other Assets Less Liabilities -- N.M.                                                (845)
                                                                               ----------

NET ASSETS -- 100.0%                                                           $2,484,352
                                                                               ==========


-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  66,646 Primary Class shares outstanding                                      $1,661,722
   2,657 Institutional Class shares outstanding                                    71,431
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                                     83,440
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                                    667,759
                                                                               ----------

NET ASSETS                                                                     $2,484,352
                                                                               ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $35.72
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $39.05
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2002, the total market value of Affiliated Companies was $211,777 and the identified cost was $216,975.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Operations

For the Year Ended March 31, 2002
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

-----------------------------------------------------------------------------
Investment Income:

Dividends:
      Affiliated companies                            $    --
      Other securities(A)                               7,389
Interest                                               10,765
                                                      -------
      Total income                                                   $ 18,154

Expenses:

Investment advisory fee                                16,046
Distribution and service fees                          21,790(B)
Audit and legal fees                                       92
Custodian fee                                             431
Directors' fees                                            23
Registration fees                                          31
Reports to shareholders                                   324
Transfer agent and shareholder servicing expense        1,105(B)
Other expenses                                             57
                                                      -------
                                                       39,899
      Less expenses reimbursed                            (54)
                                                      -------
      Total expenses, net of reimbursement                             39,845
                                                                     --------
NET INVESTMENT INCOME/(LOSS)                                          (21,691)

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on investments and foreign
  currency transactions                                83,443(C)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations       270,467
                                                      -------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                         353,910
-----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $332,219
-----------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $50.

(B) See Note 1 to financial statements.

(C) Includes $41,217 of net realized gain/(loss) on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                  For the Years Ended March 31,
                                                 -------------------------------
                                                      2002             2001
--------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                       $  (21,691)      $  (22,521)

Net realized gain/(loss) on investments and
  foreign currency transactions                        83,443           68,146

Change in unrealized appreciation/
  (depreciation) of investments and foreign
  currency translations                               270,467         (526,880)
--------------------------------------------------------------------------------
Change in net assets resulting from operations        332,219         (481,255)

Distributions to shareholders:
  From net realized gain on investments:
      Primary Class                                   (65,177)         (99,880)
      Institutional Class                              (2,918)          (4,456)
Change in net assets from Fund share
  transactions:
      Primary Class                                    37,156            2,198
      Institutional Class                              (8,480)           3,007
--------------------------------------------------------------------------------
Change in net assets                                  292,800         (580,386)

Net Assets:

Beginning of year                                   2,191,552        2,771,938
--------------------------------------------------------------------------------
End of year                                        $2,484,352       $2,191,552
--------------------------------------------------------------------------------
Accumulated net investment income/(loss)           $       --       $       --
--------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Special Investment Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                        Investment Operations
                                                           ------------------------------------------------
                                               Net Asset      Net            Net Realized
                                                Value,     Investment       and Unrealized       Total From
                                               Beginning    Income/         Gain/(Loss) on       Investment
                                                of Year      (Loss)          Investments         Operations
-----------------------------------------------------------------------------------------------------------
Years Ended Mar. 31,
   2002                                         $31.83       $(.33)             $ 5.22             $ 4.89
   2001                                          40.28        (.34)              (6.59)             (6.93)
   2000                                          38.82        (.40)               9.90               9.50
   1999                                          36.02        (.32)               5.78               5.46
   1998                                          26.55        (.31)              11.28              10.97
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

           Distributions                                            Ratios/Supplemental Data
    ---------------------------               --------------------------------------------------------------------
     From Net                     Net Asset                           Net Investment
     Realized                      Value,                 Expenses    Income/(Loss)    Portfolio     Net Assets,
      Gain on         Total        End of      Total     to Average     to Average     Turnover      End of Year
    Investments   Distributions     Year       Return    Net Assets     Net Assets       Rate      (in thousands)
------------------------------------------------------------------------------------------------------------------
      $(1.00)        $(1.00)       $35.72       15.48%     1.79%          (1.0)%         36.6%       $2,380,611
       (1.52)         (1.52)        31.83      (17.74)%    1.79%           (.9)%         36.7%        2,091,594
       (8.04)         (8.04)        40.28       28.55%     1.80%          (1.2)%         29.3%        2,649,860
       (2.66)         (2.66)        38.82       16.85%     1.84%          (1.0)%         47.8%        1,850,289
       (1.50)         (1.50)        36.02       42.88%     1.86%          (1.1)%         29.8%        1,555,336
------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Special Investment Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund consists of two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended March 31, 2002, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $1,090; and Institutional Class, $15.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2002, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for            Payable for
Securities Sold       Securities Purchased
------------------------------------------
    $14,545                 $11,813

  For the year ended March 31, 2002, security transactions (excluding short-term investments) were as follows:

Purchases       Proceeds From Sales
-----------------------------------
$824,086             $876,373

--------------------------------------------------------------------------------

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which requires amortizing discount and premium on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. There was no impact on the Fund as a result of adopting this accounting principle.

--------------------------------------------------------------------------------

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended March 31, 2002 and 2001, were characterized as follows for tax purposes:

                                           For the Years Ended
                                                March 31,
                                          ----------------------
                                           2002           2001
----------------------------------------------------------------
Long-term capital gains                   $68,095       $104,336
                                          -------       --------
Total distributions                       $68,095       $104,336
                                          =======       ========

  The tax basis components of net assets at March 31, 2002, were as follows:

Unrealized appreciation                     $  876,632
Unrealized depreciation                       (208,873)
                                            ----------
Net unrealized appreciation/(depreciation)     667,759
Undistributed long-term capital gains           83,440
Paid-in capital                              1,733,153
                                            ----------
Net assets                                  $2,484,352
                                            ==========

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2002, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income  $ 21,691
Accumulated net realized
  gain/(loss)                             (74)
Paid-in capital                       (21,617)

  At March 31, 2002, the cost of investments for federal income tax purposes was $1,817,433.

--------------------------------------------------------------------------------

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under compensation agreements substantially similar to those with the current adviser.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following chart shows the annual rate of audit and directors' expenses reimbursed and advisory fees payable for the Fund:

                                                               Year Ended           At
                                                             March 31, 2002   March 31, 2002
                                                             --------------   --------------
                                                                Expenses         Advisory
       Class         Advisory Fee      Asset Breakpoint        Reimbursed      Fee Payable
--------------------------------------------------------------------------------------------
Primary Class            1.00%          $0-$100 million           $52             $1,370
                         0.75%      $100 million-$1 billion
                         0.65%      in excess of $1 billion
Institutional Class  same as above       same as above              2                 59

  LMFA serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2002, LMFA received $1,138.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                 At March 31, 2002
                              ------------------------
Distribution       Service    Distribution and Service
    Fee              Fee            Fees Payable
------------------------------------------------------
   0.75%            0.25%              $1,970

  The Fund paid $27 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2002.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some if its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $357 for the year ended March 31, 2002.

--------------------------------------------------------------------------------

  LMFM, LMFA, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year ended March 31, 2002, of companies that are or were affiliated were as follows:

                                           Purchased                Sold
                          Value at    -------------------   --------------------    Value at     Realized
                          3/31/01       Cost      Shares      Cost       Shares     3/31/02     Gain/(Loss)
-----------------------------------------------------------------------------------------------------------
Republic Services, Inc.   $176,250    $    --        --     $ (38,038)   (2,900)    $     --      $16,072(A)
Modis Professional
  Services, Inc.            24,042         --        --       (64,950)   (5,227)          --       25,138
Cell Genesys, Inc.          25,650      5,104       300            --        --       35,595           --
Sybase, Inc.                63,705     19,063     1,290        (3,976)     (221)      90,482          (68)
Ceridian Corporation        57,350         --        --        (1,541)     (100)          --           75(B)
Acxiom Corporation              --      9,144       700            --        --       85,700           --
                          --------    -------     -----     ---------    ------     --------      -------
                          $346,997    $33,311     2,290     $(108,505)   (8,448)    $211,777      $41,217
                          ========    =======     =====     =========    ======     ========      =======

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the year ended March 31, 2002, the Fund made no borrowings under the Credit Agreement.

---------------

(A) Due to the sale of shares, the security is no longer an affiliated company. As of March 31, 2002, the Fund held 3.78% of the total outstanding shares.

(B) Due to the sale of shares, the security is no longer an affiliated company. As of March 31, 2002, the Fund held 2.05% of the total outstanding shares.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At March 31, 2002, there were 100,000 shares authorized at $.001 par value for the Primary Class and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

                                                     Reinvestment
                                     Sold          of Distributions
                               -----------------   ----------------
                               Shares    Amount    Shares   Amount
-------------------------------------------------------------------
-- Primary Class
  Year Ended March 31, 2002    7,506    $246,827   1,837    $63,422
  Year Ended March 31, 2001    7,262     260,822   2,639     97,671
-- Institutional Class
  Year Ended March 31, 2002      344    $ 12,637      77    $ 2,873
  Year Ended March 31, 2001    3,346     122,823     112      4,429
-------------------------------------------------------------------

                                  Repurchased          Net Change
                               ------------------   ----------------
                               Shares    Amount     Shares   Amount
--------------------------------------------------------------------
-- Primary Class
  Year Ended March 31, 2002    (8,417)  $(273,093)    926    $37,156
  Year Ended March 31, 2001    (9,972)   (356,295)    (71)     2,198

-- Institutional Class
  Year Ended March 31, 2002      (674)  $ (23,990)   (253)   $(8,480)
  Year Ended March 31, 2001    (3,393)   (124,245)     65      3,007
--------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Primary Class Shareholders of Legg Mason Special Investment Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (hereafter referred to as the "Fund") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 30, 2002

Directors and Officers

  The table below provides information about the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Baltimore, Maryland 21202.

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE        FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since      Chairman and     None           Director and/or officer of
 Jr.                and          1985       Director/Trustee                various other Legg Mason
 Age 62             Director                of all Legg                     affiliates. Retired Vice
                                            Mason funds                     Chairman and Director of
                                            (consisting of                  Legg Mason, Inc. and Legg
                                            23 portfolios).                 Mason Wood Walker,
                                                                            Incorporated. Formerly:
                                                                            Director of Legg Mason
                                                                            Fund Adviser, Inc. and
                                                                            Western Asset Management
                                                                            Company (each a registered
                                                                            investment adviser).
------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    Since      Director of      Director of    Executive Vice President
 R.(B)              and          2001       Legg Mason       the Royce      of Legg Mason, Inc.
 Age 47             Director                Value Trust,     Family of      Director and/or officer of
                                            Inc., Legg       Funds          various other Legg Mason
                                            Mason            (consisting    affiliates. Formerly:
                                            Investment       of 17          Division President and
                                            Trust, Inc. and  portfolios).   Senior Officer of
                                            Legg Mason                      Prudential Financial
                                            Charles Street                  Group, Inc. and related
                                            Trust, Inc.;                    companies, including fund
                                            President of                    boards and consulting
                                            all Legg Mason                  services to subsidiary
                                            funds                           companies (1991-2000);
                                            (consisting of                  Partner, Greenwich
                                            23 portfolios).                 Associates; Vice
                                                                            President, T. Rowe Price
                                                                            Group, Inc.
------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since      Director/Trustee Director of    Trustee of Pacor
 G.                              1990       of all Legg      CSS            Settlement Trust, Inc.
 Age 74                                     Mason funds      Industries,    Formerly: Senior Vice
                                            (consisting of   Inc.           President, Chief Financial
                                            23 portfolios).  (diversified   Officer and Director of
                                                             holding        PECO Energy Co., Inc. (now
                                                             company that   Exelon Corporation);
                                                             makes          Director of Finance for
                                                             seasonal       the City of Philadelphia;
                                                             decorative     Executive Vice President
                                                             products).     and Treasurer, Girard Bank
                                                                            and Vice President of its
                                                                            parent holding company,
                                                                            the Girard Company.
------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since      Director/Trustee None           Director of The Brooklyn
 L.                              1985       of all Legg                     Museum of Art. Formerly:
 Age 57                                     Mason funds                     Director of The Baltimore
                                            (consisting of                  Museum of Art.
                                            23 portfolios).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE        FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Mason, Raymond     Director     Since      Director of      None           Chairman of the Board,
 A.                              1985       Legg Mason                      President and Chief
 Age 65                                     Value Trust,                    Executive Officer of Legg
                                            Inc.                            Mason, Inc. Chairman and
                                                                            Chief Executive Officer of
                                                                            Legg Mason Wood Walker,
                                                                            Incorporated. Chairman
                                                                            and/or Director of various
                                                                            other Legg Mason
                                                                            affiliates. Trustee and
                                                                            Chairman-Elect of The
                                                                            Johns Hopkins University.
------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since      Director/Trustee None           Chief Executive Officer of
 E.                              1989       of all Legg                     The Marrow Foundation
 Age 57                                     Mason funds                     since 1993. Formerly:
                                            (consisting of                  Executive Director of the
                                            23 portfolios).                 Baltimore International
                                                                            Festival (1991-1993);
                                                                            Senior Assistant to the
                                                                            President of The Johns
                                                                            Hopkins University (1986-
                                                                            1990).
------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since      Director/Trustee Director of    Trustee of Colgate
 Peter                           1999       of all Legg      the Royce      University. President of
 Age 56                                     Mason funds      Family of      Hill House, Inc.
                                            except Legg      Funds          (residential home care).
                                            Mason Income     (consisting    Formerly: Managing
                                            Trust, Inc. and  of 17          Director, Equity Capital
                                            Legg Mason Tax   portfolios);   Markets Group of Merrill
                                            Exempt Trust,    Renaissance    Lynch & Co. (1971-1999).
                                            Inc.             Capital
                                            (consisting of   Greenwich
                                            18 portfolios).  Funds; and
                                                             Pinnacle
                                                             Holdings,
                                                             Inc.
                                                             (wireless
                                                             commu-
                                                             nications).
------------------------------------------------------------------------------------------------------
 Rodgers, T.A.      Director     Since      Director/Trustee None           Principal, T.A. Rodgers &
 Age 67                          1985       of all Legg                     Associates (management
                                            Mason funds                     consulting). Formerly:
                                            (consisting of                  Director and Vice
                                            23 portfolios).                 President of Corporate
                                                                            Development, Polk Audio,
                                                                            Inc. (manufacturer of
                                                                            audio components).
------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since      Vice President   None           Associate General Counsel
 R.(B)              President    2000       and Secretary                   of Legg Mason Wood Walker,
 Age 44             and                     of all Legg                     Incorporated. Formerly:
                    Secretary               Mason funds                     Senior Associate,
                                            (consisting of                  Kirkpatrick & Lockhart LLP
                                            23 portfolios).                 (1996-1999); Senior
                                                                            Counsel, Securities and
                                                                            Exchange Commission,
                                                                            Division of Investment
                                                                            Management (1989-1995).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH    NUMBER OF LEGG       OTHER
                    HELD WITH     OF TIME     MASON FUNDS    DIRECTORSHIPS   PRINCIPAL OCCUPATION(S)
  NAME AND AGE        FUND       SERVED(A)     OVERSEEN          HELD       DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since      Vice President   None           Vice President and
 K.(B)              President    1985       and Treasurer                   Treasurer of Legg Mason
 Age 53             and                     of all Legg                     Fund Adviser, Inc. and
                    Treasurer               Mason funds                     Western Asset Funds, Inc.;
                                            (consisting of                  Treasurer of Pacific
                                            23 portfolios).                 American Income Shares,
                                                                            Inc. and Western Asset
                                                                            Premier Bond Fund.
------------------------------------------------------------------------------------------------------

(A) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Officers of the Fund are interested persons (as defined in the 1940 Act).

 Mr. Curley, Mr. Fetting and Mr. Mason are considered to be interested persons (as defined in the 1940 Act) of the Fund on the basis of their employment with the Fund's investment adviser or its affiliated entities (including the Fund's principal underwriter) and Legg Mason, Inc., the parent holding company.

         ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS
            IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,
        AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Manager

                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                        Board of Directors

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Raymond A. Mason
                        Dr. Jill E. McGovern
                        G. Peter O'Brien
                        T. A. Rodgers

                        Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Boston, MA

                        Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                        Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                        Independent Accountants

                        PricewaterhouseCoopers LLP
                        Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC

                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-285
5/02